UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 18, 2007
                                                         -----------------

                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     1-31565                06-1377322
--------------------------------    ------------       -------------------------
(State or other jurisdiction of      Commission            (I.R.S. Employer
 incorporation or organization)      File Number          Identification No.)



                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


                                 (516) 683-4100
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [ ] Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)
   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)
   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))
   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                           CURRENT REPORT ON FORM 8-K
                           --------------------------

Item 5.02    Departure of Directors or Certain Officers; Election of Directors;
             ------------------------------------------------------------------
             Appointment of Principal Officers; Compensatory Arrangements of
             ---------------------------------------------------------------
             Certain Officers
             ----------------

       (d) On December 18, 2007, the Boards of Directors of New York Community Bancorp, Inc. (the "Company") and the Company's wholly-owned subsidiaries, New York Community Bank and New York Commercial Bank, appointed Robert Wann to their respective Boards of Directors, effective January 1, 2008. A copy of the press release announcing Mr. Wann's appointment to the Boards of Directors is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Other Exhibits
             ---------------------------------------

       (a)   Financial Statements of Businesses Acquired:  Not applicable

       (b)   Pro Forma Financial Information:  Not applicable

       (c)   Shell Company Transactions:  Not applicable

       (d)   Exhibits

             Number          Description
             ------          -----------

             Exhibit 99.1    Press Release dated December 21, 2007

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 21, 2007                    NEW YORK COMMUNITY BANCORP, INC.
       -----------------



                                            /s/ Ilene A. Angarola
                                            ---------------------
                                            Ilene A. Angarola
                                            First Senior Vice President and
                                             Director, Investor Relations

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                Description
-----------                -----------

Exhibit 99.1               Press release issued on December 21, 2007.